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                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   May 13, 1997


                               CCB Financial Corporation
          (Exact name of registrant as specified in its charter)



               North Carolina            0-12358              56-1347849
     (State or other jurisdiction   (Commission File        (IRS Employer
           of incorporation)           Number)            Identification No.)




        111 Corcoran Street, Post Office Box 931, Durham, NC  27702
                 (Address of principal executive offices)



      Registrant's telephone number, including area code   (919) 683-7777



                                            N/A
       (Former name or former address, if changed since last report)

Item 5.   Other Events.

      Merger with American Federal. On February 17, 1997, Registrant and American Federal Bank, FSB ("American Federal"), Greenville, South Carolina, entered into a definitive agreement under which American Federal would be merged into and with Registrant. The transaction is anticipated to close early in the third quarter of 1997. American Federal files the informational reports required under the Securities Exchange Act of 1934 with the Office of Thrift Supervision. This Form 8-K has been filed with the Securities and Exchange Commission (the "Commission") to make American Federal's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 available to the Commission.


Item 7.             Financial Statements and Exhibits.


          (c) Exhibits.

               Exhibit 99.1   American Federal Bank, FSB's
               Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CCB FINANCIAL CORPORATION


Date:  May 27, 1997           By: /s/ W. HAROLD PARKER, JR.
                                     W. Harold Parker, Jr.
                                     Senior Vice President and Controller